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                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


         Each director and/or officer of FindWhat.com (the "Corporation") whose signature appears below hereby appoints Courtney Phillips Jones, Robert D. Brahms, and Craig A. Pisaris-Henderson as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1999, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 27th day of March, 2000.

SIGNATURE                                  TITLE


/s/ Courtney P. Jones                      Chairman of the Board of Directors
-----------------------------------
     Courtney P. Jones


/s/ Robert D. Brahms                       Chief Executive Officer and Director
-----------------------------------
     Robert D. Brahms


/s/ Craig A. Pisaris-Henderson             President, Chief Technical Officer
-----------------------------------        and Director
     Craig A. Pisaris-Henderson


/s/ Michael Schulman                       Chief Financial Officer
-----------------------------------
     Michael Schulman


/s/ David Medinis                          Director
-----------------------------------
     David Medinis


/s/ Lee Simonson                           Director
-----------------------------------
     Lee Simonson


/s/ Ken Christensen                        Director
-----------------------------------
     Ken Christensen